                                                                    EXHIBIT 21.1


                                SUBSIDIARIES OF

                            NEWPARK RESOURCES, INC.



Exhibit 21.1
                                                                      STATE OF                   DATE OF
ENTITIES                                                           INCORPORATION              INCORPORATION
-----------------------------------------------------           --------------------     -----------------------
BATSON MILL, L.P.

BFC OIL COMPANY                                                 Louisiana                            12/15/1978

BOCKMON CONSTRUCTION COMPANY, INC.                              Texas                                 11/4/1965

BOCKMON CONSTRUCTION COMPANY OF LOUISIANA, INC.                 Texas

CHESSHER CONSTRUCTION, INC.                                     Texas                                  1/4/1995

CHEMICAL TECHNOLOGIES, INC.                                     Texas                                 6/23/1995

CONSOLIDATED MAYFLOWER MINES                                    Utah                                  7/21/1975

EXCALIBAR MINERALS, INC.                                        Texas                                 4/12/1991

EXCALIBAR MINERALS OF LA., L.L.C                                Louisiana                             3/25/1997
  (Formerly IBERIA BARITE, L.L.C.)

FLORIDA MAT RENTAL, INC.                                        Florida                               8/24/1994

GEORGE R. BROWN SERVICES, INC.                                  Texas                                  1/4/1995

INTERNATIONAL MAT, LTD.                                         Cayman Islands

IML DE VENEZUELA, L.L.C.                                        Cayman Islands

JPI ACQUISITION CORP.                                           Texas                                  4/3/1996

MALLARD & MALLARD, INC.                                         Texas                                  1/4/1995

MALLARD & MALLARD OF LA., INC.                                  Louisiana                              7/5/1979

NES PERMIAN BASIN, L.P.                                         N/A

NDF MEXICO, INC.                                                Texas                                 2/18/1998

NEWPARK DRILLING FLUIDS, INC.                                   Texas                                 7/28/1989
  (Formerly SAMPEY*BILBO*MESCHE Drilling Fluids
      Management, Inc.)

NEWPARK ENVIRONMENTAL SERVICES, INC.                            Delaware                               8/6/1996
  (Formerly NOW Disposal Operating Co.)

NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C.                Louisiana                            12/22/1995
  (Formerly Newpark Environmental Services, L.L.C.)

NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P.                N/A

NEWPARK ENVIRONMENTAL SERVICES, L.P.                            N/A                                    8/6/1996
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

                                SUBSIDIARIES OF
                            NEWPARK RESOURCES, INC.



                                                                  STATE OF                            DATE OF
ENTITIES                                                       INCORPORATION                       INCORPORATION
----------------------------------------------------           --------------                      -------------
NEWPARK HOLDINGS, INC.                                          Louisiana                            12/22/1994

NEWPARK SHIPHOLDING TEXAS, L.P.                                 N/A

NEWPARK TEXAS DRILLING FLUIDS, L.P.                             N/A                                   7/28/1989
  (Formerly FMI Wholesale Drilling Fluids USA, L.P.)

NEWPARK TEXAS L.L.C.                                            Louisiana                            12/22/1994

NID, L.P.                                                       N/A

SOLOCO, INC.                                                    Louisiana

SOLOCO, L.L.C.                                                  Louisiana                            12/22/1994

SOLOCO TEXAS, L.P.                                              N/A

SUPREME CONTRACTORS, INC.                                       Louisiana                             9/29/1986

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